Exhibit 99.2

Comerica Incorporated Fourth Quarter and Full Year 2008 Financial Review January 22, 2009

2 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “outcome,” “continue,” “remain,” “maintain,” “trend,” “objective” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of recently enacted legislation, such as the Emergency Economic Stabilization Act of 2008, and actions taken by the U.S. Department of Treasury and the Federal Deposit Insurance Corporation, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Legal

3 Financial Results Overview $ in millions, except per share data *Estimated 7.32% 10.67%* Tier 1 capital ratio $686 $196 $28 $3 Net income to common shareholders -- $17 -- $17 Preferred stock dividends $1,751 $893 $686 3.02% $1,815 $1.29 $213 FY08 $1,691 $514 $411 Noninterest expenses 7.60% 7.21% Tangible common equity ratio $888 $240 $174 Noninterest income $212 $165 $192 Provision for loan losses 3.66% 3.11% 2.82% Net interest margin $2,003 $466 $431 Net interest income $4.43 $0.19 $0.02 Diluted EPS per common share $686 $28 $20 Net income FY07 3Q08 4Q08

4 This table illustrates the after-tax impact of certain items on net income applicable to common stock Overview Financial Results Dollar amounts in millions, except per share data *ARS: Auction Rate Securities (0.04) (6) - - Tax-related non-cash charges to lease income (0.01) (1) (0.12) (18) Severance-related expenses 0.11 17 - - Gain on Sale of Visa Shares $(0.40) $(61) $0.05 $8 Net impact of ARS* (0.11) - Per Share (17) - Amount - - - (1) Preferred Stock Dividends Other tax-related items Per Share Amount 4Q08 3Q08

5 Fourth Quarter 2008 Results *Excludes Financial Services Division; Analysis of average 4Q08 compared to 3Q08 on an annualized basis Average loans* declined 1% • Texas increased 15% • Reduced demand in Michigan and California Noninterest-bearing deposit growth of 7%* Net interest margin of 2.82% • Impact of 175 basis points Fed Funds rate cuts • Loan spread improvement offset by increase in non-accrual loans • Challenging deposit pricing environment Credit quality • Net credit-related charge-offs and provisions stable given economic conditions • Allowance for loan losses to total loans increased to 1.52% Expenses well controlled, includes workforce reductions Overview

6 Full-Year 2008 Results Average loan growth* of 6% • Texas 14% • Western 6% • Midwest 3% Average noninterest-bearing deposits* increased 6% Net interest margin of 3.02%, reflecting a 300+ basis point decrease in average Fed Funds rate Credit quality FY08 FY07 • Net credit-related charge-offs to avg. total loans 91bps 31bps • Total net credit-related charge-offs (in millions) $472 $153 • Total provision for credit losses (in millions) $704 $211 Expenses decreased 2%, excluding charge related to ARS** repurchases Analysis of full year 2008 compared to full year 2007 *Excludes Financial Services Division **ARS: Auction Rate Securities Overview

7 Auction Rate Securities (ARS) Update Fair value of ARS as of year-end $1.1 billion Repurchase offer concluded; Repurchases took place throughout 4Q08 Classified as Investment Securities Available-For-Sale Underlying assets consist of closed-end mutual funds, student loans and municipal bonds $96mm pre-tax charge ($0.40 per share) recorded in 3Q08 $12mm of income in 4Q08 related to ARS • Fewer than expected ARS were submitted for repurchase by customers ($8mm reversal of noninterest expense) • ARS sold after repurchase ($4mm net securities gains) Yield in excess of funding costs (accretive to earnings) Overview

8 Capital Purchase Program Balance Sheet • $2.25 billion issued on November 14, 2008 • Raised Tier 1 Capital by about 300 basis points to 10.67%* • Provides liquidity cushion • $2.126 billion fair value initially assigned to preferred shares • $124mm initially assigned to warrants – classified as capital surplus Income Statement • Relatively expensive funding source: all-in effective rate of 6.3% after-tax or $34mm per quarter ($17mm in 4Q08) • Preferred stock cash dividend of 5% ($15mm in 4Q08 and $28 mm per quarter going forward) • Discount from par value amortized as additional preferred stock dividends on level yield over 5 years ($2mm in 4Q08 and $6mm per quarter going forward) Leveraging Capital • Focus: Middle Market, Small Business and Wealth Management in TX and CA with appropriate credit standards and pricing parameters • Increase Mortgage-Backed Government Agency Securities Overview *Estimated

9 Expense Management Workforce Reductions • Accomplished 5% workforce reduction in 2008 • 570 positions or about 5% of total workforce -- largely to be completed in 1Q09 • Severance charge of $29mm pre-tax ($0.12 per share) recorded in 4Q08 • Annualized salary expense savings of about $35mm • Streamlining operations, prioritizing opportunities, leveraging technology Slowing 2009 Banking Center Expansion • 2009 expected incremental expense for new banking centers of $14mm compared to incremental expense of $20mm in 2008 • Plan to open significantly fewer banking centers compared to 28 opened in 2008 Other 2009 Impacts • FDIC insurance expense expected to increase by about $40mm over 2008 • Pension expense expected to increase by about $40mm due to lower discount rate and lower market returns • Planned reduction of discretionary expenses will more than offset the above items Overview

10 Global Corp Banking $6.9B 14% Commercial Real Estate $7.0B 14% Middle Market $15.9B 31% Nat'l Dealer Services $4.5B 9% Specialty Businesses* $5.6B 11% Personal Banking $2.2B 4% Small Business Banking $4.2B 8% Private Banking $4.7B 9% Diverse Loan Portfolio Year-over-Year Average Loan Outstandings up 3%** *Specialty Businesses includes: Entertainment, Energy, Leasing, and Technology, and Life Sciences **Excluding Financial Services Division Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective 4Q08: $51.0 billion** Loans Other Markets $4.2B 8% Int'l $2.2B 4% Florida $1.9B 4% Midwest $19.0B 37% Western $15.7B 31%** Texas $8.0B 16%

11 Credit Quality 0.66% $74MM 1.04% $133MM 4Q08 0.85% $110MM 0.86% $113MM 0.90% $116MM Net credit-related charge-offs* to average total loans 0.31% $35MM 0.35% $40MM 0.52% $59MM Excluding CRE line of business 1Q08 2Q08 3Q08 *Includes net loan charge-offs and net charge-offs on lending-related commitments CRE: Commercial Real Estate Credit Net charge-offs related to CRE were stable Provision for credit losses of $190mm exceeded net credit related charge-offs of $133 million Outlook for full year 2009 is for net credit related charge-offs to be consistent with full year 2008

12 Credit Quality 84% 1.52% 1.94% $982MM 0.84% $366MM 4Q08 112% 91% 82% Allowance for loan losses to nonperforming loans 1.07% $560MM 0.39% $177MM 1.44% $748MM 0.59% $265MM 1.71% $881MM 0.76% $342MM Nonperforming assets to total loans and foreclosed property Excluding CRE Line of Business 1.16% 1.28% 1.38% Allowance for loan losses to total loans 1Q08 2Q08 3Q08 Credit Coverage ratios increased Inflows to nonperforming assets were consistent with 3Q08 Additions to watch list* loans slowed significantly **Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans

13 Commercial Real Estate $573MM 63% Middle Market $168MM 18% Small Business Banking $92MM 10% Global Corp Banking $18MM 2% Other Business Lines $65MM 7% Granular Nonaccrual Loans Dec 31, 2008: $916 million By Line of Business Period-end balances in $ millions (MM) Nonaccrual loans: • Western 46% • Midwest 33% • Texas 5% Average write-down to nonaccrual loans: 34% Granularity of commercial nonaccrual loans: 1 39 Over $25MM 548 $916 Total 23 307 $10–$25MM 32 239 $5–$10MM 492 $331 Under $5MM # of Relationships Outstanding Credit

14 Net Charge-Offs Credit Net Credit-Related Provision $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective 2008 Net Credit-Related Provision and Charge-Offs (Millions) $65 $38 $51 $59 $66 $44 $42 $28 $110 $113 $116 $133 $- $50 $100 $150 $200 1Q08 2Q08 3Q08 4Q08 Western Midwest Texas Florida Other Net Credit Related Provision

15 Multi-use $0.5B 8% Office $0.5B 9% Comml/Other $0.3B 5% Multi-family $0.9B 17% Retail $1.1B 19% Single Family $1.1B 20% Land Development $0.5B 10% Land Carry $0.6B 12% Other Markets $0.7B 12% Florida $0.7B 13% Western $2.2B 41% Michigan $0.8B 14% Texas $1.1B 20% Commercial Real Estate Line of Business Dec 31, 2008 Loan Outstandings: $5.5 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.6B in Commercial Real Estate line of business loans not secured by real estate Credit

16 Texas $2 MM Western $39 MM Midwest $11 MM Florida $1 MM Other Markets $4 MM Texas $1 MM Western $37 MM Midwest $14 MM Florida $2 MM Other Markets $5 MM Commercial Real Estate Line of Business Net Loan Charge-offs 4Q08: $59 million 3Q08: $57 million $ in millions Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Credit

17 Western Market Commercial Real Estate Line of Business Smaller local developers Approx. 120 projects Reduced from $932 million at 12/31/07 88% watch list** 32% of total nonaccrual loans ($292 million) National RRE Developers $0.5B Western Local RRE $0.5B Other CRE Businesses $1.2B Dec 31, 2008: $2.2 billion December 31, 2008 balances in $billions * RRE: Residential Real Estate; Based on location of booking office; includes CA, AZ and NV **Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans Western Market Local Residential Real Estate Developer Portfolio: Credit

18 Consumer Loan Portfolio 9% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented 1% of total nonaccrual loans ($12 million) Fourth quarter net loan charge-offs of $11 million Consumer loans-Other (2) $0.8B 20% Consumer Loans-Home Equity $1.8B 39% Residential Mortgages (1) $1.9B 41% 4Q08: $4.5 billion 4Q08 averages in $billions (1) Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. (2) The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. Credit

19 12/05 12/06 12/07 12/08 Exposure: - Domestic Ownership $ 3.3 $ 2.9 $ 2.6 $ 2.2 - Foreign Ownership 1.5 1.3 1.1 0.7 Total Other Automotive $ 4.8 $ 4.2 $ 3.7 $ 2.9 Outstandings: - Domestic Ownership $ 2.0 $ 1.7 $ 1.4 $ 1.2 - Foreign Ownership 0.7 0.5 0.4 0.3 Total Other Automotive $ 2.7 $ 2.2 $ 1.8 $ 1.5 Automotive Manufacturer Exposure Other Automotive Nonaccrual Loans (Millions) $17 $16 $16 $13 $9 $16 $- $5 $10 $15 $20 $25 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Period-end in $billions Exposure includes committed and discretionary facilities (undrawn and outstanding) Credit Non-Dealer Auto Highlights: Direct Detroit 3 exposure less than $100mm Non-accruals remain very low FY07 net recovery of $2.2mm FY08 net charge-off of $5.5mm down 44% down 40%

20 Toyota/ Lexus 21% Ford 11% GM 7% Chrysler 5% Mercedes 6% Nissan/ Infinity 5% Other*** 11% Other European 7% Other Asian 6% Honda/ Acura 21% Diversified National Dealer Services Business Geographic Dispersion Western 62% Midwest 16% Florida 10% Texas 6% Other 6% 4Q08 Average Loans Outstanding: $4.5 billion Franchise Distribution** ** Franchise distribution based on December 31, 2008 period-end outstandings *** “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Credit Facts Top tier strategy Majority are Mega franchises (five or more dealers in group) About 10% of portfolio is to single dealers of Detroit 3 Virtually -0- losses for many years Detroit 3 nameplates down from 41% at 12/05 to 23% at 12/08

21 $4 $6 $8 $10 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 3QPE 4QPE PE Noninterest-bearing Avg Noninterest-bearing Growing Noninterest-Bearing Deposits Total core deposits* of $32 billion Average core noninterest-bearing deposits* grew $151mm or 7% Total average Personal Banking deposits increased $491mm or 15% $ in billions; 4Q08 vs 3Q08 annualized; Period-end (PE) comparisons of 12/31/08 to 9/30/08 *Core deposits exclude Institutional CDs, foreign office time deposits and Financial Services Division balances Deposits Noninterest-Bearing Deposits (Excludes Financial Services Division)

22 Multiple Funding Sources Good core noninterest-bearing deposit growth momentum Federal Home Loan Bank of Dallas • $8 billion outstanding as of 12/31/08 • Multi-billion dollar funding capacity Term Auction Facility (TAF) Repo market Institutional & Retail Brokered CDs Over $5 billion untapped capacity for issuance under the Treasury Liquidity Guarantee Program $8B liquid Mortgage-Backed Agency Securities portfolio (unrealized gain $236mm) as of 12/31/08 $2.25 billion preferred stock issuance Capital Noninterest- Bearing Deposits 16% Interest- Bearing Deposits 36% Equity 10% Medium- and Long-Term Debt 23% Short-Term Debt 15% 4Q08 Average Balances In addition to the funding sources above, Comerica maintains untapped capacity to borrow at the discount window

23 2009 Full-Year Outlook Loans: Focus on new and expanding relationships, particularly in Small Business, Middle Market and Wealth Management in Texas and California with the appropriate pricing and credit standards Net interest margin: pressure continues in historically low interest rate environment • Continued improvement in loan spreads • Challenging deposit pricing • Demand deposits hold less value • Impact of Fed rate cuts of 325 basis points in 2008 and no further changes anticipated in 2009 Noninterest expenses: mid-single digit decrease Net credit-related charge-offs: consistent with 2008 • Provision expected to continue to exceed charge-offs This outlook is provided as of January 22, 2009 Expectation of full year 2009 over full year 2008 Full Year Outlook Very difficult to forecast in the current environment

24 Action Plan in Current Environment Expense reduction initiatives • Workforce reductions • Salary freeze for the top 20% of workforce • Slow banking center expansion/consolidate banking centers • Reduce capital expenditures and discretionary expenses • Offsetting higher FDIC, pension and new banking center expenses Focus on net interest income • Continue loan spread expansion • Increase securities portfolio • Refine incentives for demand deposit growth Credit quality vigilance • Continue to reduce auto, commercial and residential real estate construction exposure • Loan sales where appropriate Full Year Outlook

Questions and Answers Ralph Babb Chairman and CEO Beth Acton EVP and Chief Financial Officer Dale Greene EVP and Chief Credit Officer Darlene Persons Director of Investor Relations

26 Appendix

27 Business Segment Contribution to Net Income $686 $213 TOTAL 10 (6) Other** (38) (48) Finance 100% 714 100% $267 10 70 (2) (4)* Wealth & Institutional Management 18 128 13 34 Retail Bank 72% $516 89% $237 Business Bank % FY 2007 % FY 2008 $ in millions * Included a $84 million charge ($53 million after-tax) related to an offer to repurchase ARS **Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division Appendix

28 Market Segment Contribution to Net Income 12 86 3 9* Other Markets 1 6 (5) (14) Florida 27 192 (7) (19) Western $686 $213 TOTAL (28) (54) Finance and Other** 100% 714 100% 267 7 50 11 29 International 12 84 20 53 Texas 41% $296 78% $208 Midwest % FY 2007 % FY 2008 Appendix $ in millions * Included a $84 million charge ($53 million after-tax) related to an offer to repurchase ARS **Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division

29 Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae securities • Average life of 3.1 years • Assists in managing interest rate risk and providing liquidity cushion • Subsequent to year-end purchased additional $2 billion Repurchase of customers’ Auction Rate Securities added $1.1 billion as of year-end $ in millions $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 6.5% 8.5% 10.5% 12.5% 14.5% 16.5% Auction Rate Securities Average Investment Securities Available-for-Sale % of Average Earning Assets Appendix

30 Noninterest Income Deferred compensation asset returns (offset by deferred compensation expense) : • $(18) million in 4Q08 • $(6) million in 3Q08 Net securities gains: • $4 million from sale of ARS (4Q08) • $27 million from sale of Visa shares (3Q08) • $14 million from sale of MasterCard shares (2Q08) • $21 million from Visa IPO (1Q08) $0 $50 $100 $150 $200 $250 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Gains from Visa/MC 4Q08 vs. 3Q08 $ in millions Appendix

31 Loans By Geographic Markets $51.8 2.2 4.2 1.9 7.8 16.6 $19.1 FY08 3% 4.1 1% 4.2 4.2 Other Markets 13% 1.7 2% 1.9 1.9 Florida 6% 2.1 (3%) 2.2 2.2 International 4% $49.8 (0%) $51.5 $51.3 TOTAL 14% 6.8 4% 7.7 8.0 Texas 0% 16.5 (2%) 16.4 16.0 Western 3% $18.6 (1%) $19.1 $19.0 Midwest Y – Y% Chg FY07 Q – Q% Chg 3Q08 4Q08 Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA Appendix

32 Loans by Line of Business $51.8 $4.5 4.5 $6.4 2.2 4.2 $40.9 6.0 4.9 6.3 7.1 $16.6 FY 2008 4% $49.8 (0%) $51.5 $51.3 TOTAL 15% $3.9 2% $4.6 $4.7 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 15% 3.9 2% 4.6 4.7 Private Banking 3% $6.1 0% $6.4 $6.4 SUBTOTAL – RETAIL BANK (1%) 2.1 1% 2.1 2.2 Personal Banking 6% 4.0 0% 4.3 4.2 Small Business Banking 3% $39.7 (1%) $40.5 $40.2 SUBTOTAL – BUSINESS BANK (2%) 6.2 (0%) 5.9 5.9 Specialty Businesses* (6%) 5.2 (2%) 4.6 4.5 National Dealer Services 18% 5.5 7% 6.4 6.9 Global Corporate Banking 4% 6.7 (2%) 7.0 7.0 Commercial Real Estate 2% $16.2 (3%) $16.5 $15.9 Middle Market Y – Y% Change FY 2007 Q – Q% Change 3Q08 4Q08 Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS Appendix

33 Fourth Quarter 2008 Average Loans Detail $4.2 $-- -- $0.1 0.1 -- $4.1 0.5 0.3 0.8 1.3 $1.2 Other Markets $1.9 $0.6 0.6 $-- -- -- $1.3 -- 0.4 0.1 0.5 $0.3 Florida $51.3 $2.2 $8.0 $16.0 $19.0 TOTAL $4.7 $-- $0.5 $1.6 $2.0 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.7 -- 0.5 1.6 2.0 Private Banking $6.4 $-- $1.2 $1.1 $4.0 SUBTOTAL – RETAIL BANK 2.2 -- 0.2 0.1 1.8 Personal Banking 4.2 -- 1.0 1.0 2.2 Small Business Banking $40.2 $2.2 $6.3 $13.3 $13.0 SUBTOTAL – BUSINESS BANK 5.9 -- 2.2 2.1 1.1 Specialty Businesses* 4.5 -- 0.3 2.8 0.7 National Dealer Services 6.9 2.2 0.4 1.2 2.2 Global Corporate Banking 7.0 -- 1.4 2.5 1.3 Commercial Real Estate $15.9 $-- $2.0 $4.7 $7.7 Middle Market TOTAL International Texas Western Midwest $ in billions; geography based on office of origination. * Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS Appendix

34 Full-Year 2008 Average Loans Detail $4.2 $0.0 0.0 $0.1 0.1 -- $4.1 0.5 0.3 0.7 1.4 $1.2 Other Markets $1.9 $0.6 0.6 $-- -- -- $1.3 0.0 0.4 0.1 0.5 $0.3 Florida $51.8 $2.2 $7.8 $16.6 $19.1 TOTAL $4.5 $-- $0.5 $1.5 $1.9 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.5 -- 0.5 1.5 1.9 Private Banking $6.4 $-- $1.2 $1.1 $4.0 SUBTOTAL – RETAIL BANK 2.2 -- 0.2 0.1 1.8 Personal Banking 4.2 -- 1.0 1.0 2.2 Small Business Banking $40.9 $2.2 $6.1 $14.0 $13.2 SUBTOTAL – BUSINESS BANK 6.0 -- 2.2 2.2 1.1 Specialty Businesses* 4.9 -- 0.3 3.1 0.8 National Dealer Services 6.4 2.2 0.3 1.1 2.0 Global Corporate Banking 7.0 -- 1.3 2.6 1.2 Commercial Real Estate $16.6 $0.0 $2.0 $5.0 $8.1 Middle Market TOTAL International Texas Western Midwest $ in billions; geography based on office of origination. * Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS Appendix

35 Commercial Real Estate Loan Portfolio Commercial Mortgages* $1.7B 11% Real Estate Construction* $3.9B 26% Primarily Owner- Occupied Commercial Mortgages $9.5B 63% 4Q08: $ 15.1 billion 4Q08 averages in $billions *Included in Commercial Real Estate line of business Commercial Real Estate line of business: Nonaccrual loans of $573mm Loans over $2mm transferred to nonaccrual totaled $163mm Net loan charge-offs of $59mm Appendix

36 Real Estate Construction Loans: Commercial Real Estate Line of Business Other CRE: 467 15 35 120 73 224 Land Development 1,511 110 213 213 140 835 Total Residential 105 18 5 25 28 29 Commercial 832 54 74 343 138 223 Retail 597 122 127 180 8 160 Multi-family 402 65 58 48 34 197 Multi-use 297 31 11 92 21 142 Office 28 16 - 7 - 5 Other $3,831 $448 $488 $924 $376 $1,595 TOTAL Residential: 32 $95 Other Markets 59 - 16 7 4 Land Development $1,044 $178 $93 $67 $611 Single Family TOTAL Florida Texas Michigan Western Dec 31, 2008 period-end $ in millions Geography reflects location of property Appendix

37 Commercial Mortgage Loans: Commercial Real Estate Line of Business 295 12 27 18 72 166 Land Carry Other CRE: 406 29 67 51 86 173 Total Residential $60 $5 $9 $7 $3 $36 Single Family Residential: 46 28 - - 11 7 Multi-use 121 12 - 7 35 67 Commercial 212 51 3 5 58 95 Retail 219 6 18 37 58 100 Office 302 34 108 66 65 29 Multi-family 18 17 - - 1 - Other $188 24 Other Markets $1,619 $223 $184 $386 $638 TOTAL 346 58 44 83 137 Land Carry TOTAL Florida Texas Michigan Western Dec 31, 2008 period-end $ in millions Geography reflects location of property Appendix

38 Middle Market $26MM Global Corp Banking $9MM Specialty Businesses** $2MM Small Business Banking $13MM WIM $4MM Consumer* $5MM CRE Line of Business $57MM Specialty Businesses** $16MM Global Corp Banking $7MM Middle Market $18MM Consumer* $11MM CRE Line of Business $59MM WIM $4MM Small Business Banking $18MM Net Loan Charge-offs by Loan Type 4Q08: $133 million 3Q08: $116 million $ in millions *Consumer includes residential mortgage and consumer loans *Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, and Financial Services Division Appendix

39 Midwest 68% Texas 9% Western 20% Florida 2% Other Markets 1% Home Equity Portfolio 80% home equity lines and 20% home equity loans* Avg. FICO score of 750 at origination* 85% have CLTV = 80%* Average loan vintage is 3.68 years* Geographic Breakdown *Data on loans booked through our Consumer Loan Center which encompasses about 89% of our Home Equity Lines and Loans 4Q08 averages in $billions Geography based on office of origination 4Q08: $1.8 billion Appendix

40 Line of Business Deposits $42.0 $39.4 7.6 $2.4 2.4 $17.0 13.1 3.9 $15.0 $12.4 6.0 3.4 0.1 3.8 0.8 $4.3 FY08 6.1 6.0 7.2 Finance/Other2 $41.9 $37.9 $39.9 $37.5 $40.3 $38.2 TOTAL > EXCLUDING FSD $2.4 $2.4 $2.2 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.4 2.4 2.2 Private Banking $17.2 $16.6 $17.1 SUBTOTAL – RETAIL BANK 13.2 12.7 13.2 Personal Banking 4.0 3.9 3.9 Small Business Banking $16.2 $12.2 $14.9 $12.5 $13.8 $11.7 SUBTOTAL – BUSINESS BANK >Excluding FSD 7.6 3.6 5.8 3.4 5.1 3.0 Specialty Businesses1 > Excluding FSD 0.1 0.1 0.1 National Dealer Services 3.4 3.9 3.7 Global Corporate Banking 1.0 0.8 0.7 Commercial Real Estate $4.1 $4.3 $4.2 Middle Market FY07 3Q08 4Q08 Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. CD’s: 4Q08 - $6.7B; 3Q08 - $5.2B; 4Q07 - $5.8B Appendix

41 Fourth Quarter 2008 Average Deposits Detail $1.2 -- $0.1 0.1 $0.0 0.0 0.0 $1.1 0.4 -- 0.4 0.2 $0.1 Other Markets $0.7 -- $-- -- $-- -- -- $0.7 -- -- 0.7 -- $-- International 7.2 -- -- -- 7.2 Finance/Other2 $40.3 $0.2 $4.0 $10.8 $23.4 TOTAL $2.2 $0.2 $0.2 $1.1 $0.6 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.2 0.2 0.2 1.1 0.6 Private Banking $17.1 $-- $2.7 $2.0 $12.4 SUBTOTAL – RETAIL BANK 13.2 -- 1.7 1.0 10.5 Personal Banking 3.9 -- 1.0 1.0 1.9 Small Business Banking $13.8 $0.0 $1.1 $7.7 $3.2 SUBTOTAL – BUSINESS BANK 5.1 0.0 0.4 4.2 0.1 Specialty Businesses1 0.1 0.0 0.0 0.1 0.0 National Dealer Services 3.7 0.0 0.4 0.4 1.8 Global Corporate Banking 0.7 0.0 0.1 0.2 0.2 Commercial Real Estate $4.2 $0.0 $0.2 $2.8 $1.1 Middle Market TOTAL Florida Texas Western Midwest $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $6.7B in Institutional CD’s; included in Finance Division segment Appendix

42 Full-Year 2008 Average Deposits Detail $1.4 -- $0.1 0.1 $0.0 0.0 0.0 $1.3 0.6 0.0 0.3 0.3 $0.1 Other Markets $0.8 -- $-- -- $-- -- -- $0.8 -- -- 0.8 -- $-- International 7.6 -- -- -- 7.6 Finance/Other2 $42.0 $0.3 $4.0 $11.9 $23.6 TOTAL $2.5 $0.2 $0.3 $1.3 $0.6 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.5 0.2 0.3 1.3 0.6 Private Banking $16.9 $-- $2.6 $1.9 $12.4 SUBTOTAL – RETAIL BANK 13.0 -- 1.6 0.9 10.5 Personal Banking 3.9 -- 1.0 1.0 1.9 Small Business Banking $15.0 $0.1 $1.1 $8.7 $3.0 SUBTOTAL – BUSINESS BANK 6.0 0.0 0.5 4.9 0.0 Specialty Businesses1 0.1 0.0 0.0 0.1 0.0 National Dealer Services 3.7 0.0 0.3 0.4 1.9 Global Corporate Banking 0.9 0.1 0.1 0.2 0.2 Commercial Real Estate $4.3 $0.0 $0.2 $3.1 $0.9 Middle Market TOTAL Florida Texas Western Midwest $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $6.7B in Institutional CD’s; included in Finance Division segment Appendix

43 Financial Services Division Data 1.99% 1.40% $13 $0.5 $2.6 1.0 $1.6 FY08 3.91% 1.65% 1.55% FSD Interest-bearing Deposits 0.69% 1.74% 1.60% FSD Loans (Primarily Low-rate) Average Rates $43 $2 $2 Customer Services Noninterest Expenses $1.3 $0.4 $0.3 Total Loans $4.0 $2.5 $2.2 Total Deposits 1.2 1.0 0.9 Interest-bearing $2.8 $1.5 $1.3 Noninterest-bearing Average Balance Sheet FY07 3Q08 4Q08 Balance Sheet data in $billions; Noninterest Expense data in $millions Appendix

44 A Leaner, More Efficient Company $48 $51 $54 $57 $60 $63 $66 2003 2004 2005 2006 2007 2008 8,500 8,750 9,000 9,250 9,500 9,750 10,000 10,250 10,500 10,750 11,000 11,250 Average Assets Headcount (FTE) Headcount (FTE) Ex New Banking Center Employees Reducing Headcount While Executing Growth Strategy Headcount Average Assets Expense Control Average assets in $billions; actual period-end headcount (FTE: Full Time Equivalent) data

45 30 2 0 12 3 13 2007 28 0 1 9 4 14 2008 Total Network* 2006 2005 Location of New Banking Centers 438 233 10 87 12 96 18 1 0 7 2 8 2 Arizona 25 Total 1 Michigan 3 Florida 7 Texas 12 California Banking Center Expansion *As of December 31, 2008 Appendix

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